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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12
PACIFIC CREST CAPITAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended

        The following press release was issued by Pacific Crest Capital, Inc. on October 30, 2003.

Contact:	Gary Wehrle Chief Executive Officer 818-865-3300	Pacific Crest Capital, Inc. 30343 Canwood Street Agoura Hills, CA 91301

NEWS

PACIFIC CREST CAPITAL, INC. REPORTS THIRD QUARTER 2003 RESULTS

        Agoura Hills, California, October 30, 2003...Pacific Crest Capital, Inc. (Nasdaq NM-PCCI) today reported that net income for the third quarter ended September 30, 2003 was $1,279,000, or $0.25 per diluted share. On a pro forma basis, excluding after-tax merger related costs of $415,000 and an after-tax non-operating expense of $286,000 associated with the early retirement of 9.375% Trust Preferred Securities, net income for the third quarter ended September 30, 2003 was $1,980,000, or $0.38 per diluted share. Net income for the comparable quarter in 2002 was $1,951,000, or $0.36 per diluted share.

        Net income for the nine-month period ended September 30, 2003 was $5,606,000, or $1.06 per diluted share. On a pro forma basis, excluding after-tax merger related costs of $415,000 and after-tax non-operating expenses of $494,000 associated with the early retirement of 9.375% Trust Preferred Securities, net income for the nine-month period ended September 30, 2003 was $6,515,000, or $1.24 per diluted share. Net income for the comparable period in 2002 was $5,217,000, or $0.97 per diluted share.

        Annualized return on average common equity was 12.1% for the third quarter ended September 30, 2003 and 17.0% for the nine-month period ended September 30, 2003. On a pro forma basis, excluding the above merger related costs and non-operating expenses associated with the early retirement of 9.375% Trust Preferred Securities, annualized return on average common equity was 18.8% for the third quarter ended September 30, 2003 and 19.8% for the nine-month period ended September 30, 2003.

        The Company has attached a "Pro Forma Reconciliations" schedule to reconcile the above GAAP amounts and ratios to their related pro forma amounts and ratios. Management believes that the pro forma amounts and ratios are more indicative of the operating performance of the Company during the three and nine months ended September 30, 2003.

        The Company previously announced in a press released dated October 16, 2003, that it has signed a definitive merger agreement under which the Company will be acquired by Pacific Capital Bancorp (Nasdaq PCBC) in an all cash transaction valued at $135.8 million, or $26.00 for each diluted share of Pacific Crest Capital, Inc. common stock. The transaction, which is subject to regulatory and PCCI shareholder approval, is expected to close in the first quarter of 2004.

        The Company incurred pre-tax merger related costs of $415,000, or $415,000 on an after-tax basis, during the third quarter of 2003 related to the aforementioned definitive merger agreement with Pacific Capital Bancorp. The pre-tax and after-tax amounts are the same because merger related costs are not tax deductible. The Company also incurred pre-tax non-operating expenses of $493,000, or $286,000 on an after-tax basis, during the third quarter of 2003 and $852,000, or $494,000 on an after-tax basis, during the nine months ended September 30, 2003 related to the early retirement of $17,250,000 in 9.375% Trust Preferred Securities. The Company redeemed $7,250,000 of these securities during the second quarter of 2003 and recorded an after-tax charge of $208,000 in order to expense the pro rata portion of deferred issuance costs. The Company redeemed the remaining $10.0 million of these securities during the third quarter of 2003 and recorded an after-tax charge of $286,000 in order to expense the remaining deferred issuance costs.

        The Company replaced the $10.0 million of retired 9.375% Trust Preferred Securities with a private placement offering of $10.0 million in Trust Preferred Securities during the third quarter of 2003. These securities were issued with a fixed interest rate of 6.80% for the first five years of their 30-year term, after which the interest rate will float and reset quarterly at the three-month Libor rate plus 3.10%.

        The Company also reported that there were no loan charge-offs during the nine-month period ended September 30, 2003. Lyle Lodwick, Executive Vice President, commented, "Asset quality remains excellent with total non-performing assets at only 0.13% of total assets."

        Discussing the Company's income property loans, Gonzalo Fernandez, Executive Vice President, stated, "During the third quarter of 2003, the low interest rate environment and slow general economic conditions contributed to loan payoffs exceeding loan originations in our income property loan portfolio. This resulted in a $10.0 million, or 2.5%, decline in the portfolio during the quarter, from $408.9 million at June 30, 2003 to $398.9 million at September 30, 2003." He added, "The Company has continued to stress strong debt service coverage on income property loans originated during 2003, in order to help insulate the Company and borrowers from potential loan defaults caused by future increases in interest rates."

        In discussing the announced merger with Pacific Capital Bancorp, Gary Wehrle, Chief Executive Officer, stated, "Joining forces with Pacific Capital Bancorp will provide our customers with broader product offerings and higher lending capacity to meet their business needs, and the critical balance sheet strength to fuel future growth. We excel at providing our business customers with superior service. With the additional resources afforded in this transaction, we can continue to do what we do very well, and that's effectively compete for market share in the small business arena while maintaining the organizational culture that has been key to our success. The customer centric cultures of the two organizations are very well matched," said Mr. Wehrle. "Both companies employ some of the most skilled and experienced bankers in the industry, who remain committed to the future of independent banking. We believe that this transaction will produce strong benefits to our combined employees, our customers, and to our shareholders."

        The Company also previously reported that its Board of Directors declared a $0.10 per common share cash dividend for the fourth quarter of 2003. The dividend will be paid on Friday, December 12, 2003, to shareholders of record as of Friday, November 28, 2003.

        Pacific Crest Capital, Inc. is a bank holding company that conducts business primarily through its wholly owned subsidiary, Pacific Crest Bank ("Bank"). Since its establishment in 1974, Pacific Crest Bank has operated as a specialized business bank providing exceptional service to California's small businesses, entrepreneurs, and investors. Products offered include customized loans on income producing real estate, business loans under the U.S. Small Business Administration ("SBA") 7(a) and 504 loan programs, lines of credit and term loans to businesses and professionals, and specialized FDIC-insured savings and checking account programs. The Bank is an SBA "Preferred Lender" in California, Oregon, and Arizona. Pacific Crest Bank is headquartered in Agoura Hills, California, operates three California full-service branches located in Beverly Hills, Encino, and San Diego, and provides loan production services primarily throughout California, Oregon, and Arizona.

        Previously released Company press releases, reports filed with the Securities and Exchange Commission, and other information is available on the Company's website at www.paccrest.com.

        Certain matters discussed in this news release constitute forward-looking statements under Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements are subject to certain risks and uncertainties that could cause the actual results, performance, or achievements to differ materially from those expressed, suggested or implied by the forward-looking statements. These risks include, but are not limited to, general economic conditions nationally and in California; unanticipated credit losses in the Company's loan portfolio; rapid changes in interest rates; possible terrorist acts; possible changes in government sponsored SBA programs; the success of Pacific Crest Capital, Inc.'s efforts to merge into Pacific Capital Bancorp, which is subject to various definitive merger agreement conditions, PCCI shareholder approval, and various regulatory approvals; and other risks discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, which has been filed with the Securities and Exchange Commission.

Important Legal Information

        Pacific Crest Capital, Inc. intends to file a proxy statement and Pacific Capital Bancorp and Pacific Crest Capital, Inc. intend to file other documents regarding the proposed acquisition with the Securities and Exchange Commission (the "SEC"). Before making any voting or investment decision, investors and security holders of Pacific Crest Capital, Inc. are urged to carefully read the entire proxy statement, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed acquisition. A definitive proxy statement will be sent to the shareholders of Pacific Crest Capital, Inc. seeking their approval of the proposed acquisition. Investors and security holders of Pacific Crest Capital, Inc. may obtain a free copy of the definitive proxy statement, when it becomes available, and other documents filed with, or furnished to, the SEC by Pacific Crest Capital, Inc. and Pacific Capital Bancorp at the SEC's web site at http://www.sec.gov. In addition, a copy of the definitive proxy statement, when it becomes available, and other documents filed with the SEC by Pacific Crest Capital, Inc. will be available without charge from the Investor Relations Department, Attn: Noma Kaz, Pacific Crest Capital, Inc., 30343 Canwood Street, Agoura Hills, CA 91301. Documents filed with the SEC by Pacific Capital Bancorp will be available free of charge from the Investor Relations Department, Attn: Deborah Lewis Whiteley, Pacific Capital Bancorp, 1021 Anacapa Street, 3rd Floor, Santa Barbara, CA 93101.

        Pacific Crest Capital, Inc., its directors, executive officers and certain other persons may be soliciting proxies from Pacific Crest Capital, Inc. shareholders in favor of the approval of the acquisition. Information about the executive officers and directors of Pacific Crest Capital, Inc. and their ownership of and interests in Pacific Crest Capital, Inc. stock is set forth in Pacific Crest Capital, Inc.'s proxy statement for its 2003 Annual Meeting of Shareholders filed with the SEC on April 16, 2003.

# # #

PACIFIC CREST CAPITAL, INC.
PRO FORMA RECONCILIATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in thousands, except per share data)
	2003	2002	2003	2002
GAAP Diluted Earnings Per Share (1)	$0.25	$0.36	$1.06	$0.97
Pro Forma Diluted Earnings Per Share (2)	0.38	0.36	1.24	0.97
GAAP Return on Average Equity (3)	12.12%	18.77%	17.01%	17.40%
Pro Forma Return on Average Equity (4)	18.77%	18.77%	19.77%	17.40%
GAAP Return on Average Assets (5)	0.87%	1.39%	1.24%	1.26%
Pro Forma Return on Average Assets (6)	1.34%	1.39%	1.45%	1.26%
Reconciliation of GAAP Net Income to Pro Forma Net Income:
GAAP net income	$1,279	$1,951	$5,606	$5,217
Add:
Write-off of deferred issuance costs on trust preferred securities, net of tax	286	—	494	—
Merger related costs (not tax deductible)	415	—	415	—

Pro forma net income	$1,980	$1,951	$6,515	$5,217

Reconciliation of GAAP Pre-tax Income to Pro Forma Pre-Tax Income:
GAAP pre-tax income	$2,503	$2,951	$9,991	$8,693
Add:
Write-off of deferred issuance costs on trust preferred securities	493	—	852	—
Merger related costs	415	—	415	—

Pro forma pre-tax income	$3,411	$2,951	$11,258	$8,693

Weighted Average Diluted Common Shares (in thousands)	5,151	5,383	5,265	5,352
Average Balances:
Average shareholders' equity	$42,196	$41,579	$43,945	$39,986
Average total assets	590,150	560,407	600,736	553,233

(1)
GAAP net income divided by weighted average diluted common shares.

(2)
Pro forma net income divided by weighted average diluted common shares.

(3)
GAAP net income divided by average shareholders' equity.

(4)
Pro forma net income divided by average shareholders' equity.

(5)
GAAP net income divided by average total assets.

(6)
Pro forma net income divided by average total assets.

PACIFIC CREST CAPITAL, INC.
SELECTED FINANCIAL DATA
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
(Dollars in thousands, except per share data)	2003	2002	% Change	2003	2002	% Change
Earnings and Dividends:
Net income	$1,279	$1,951	(34.44)%	$5,606	$5,217	7.46%
Diluted earnings per share	0.25	0.36	(30.56)%	1.06	0.97	9.28%
Cash dividends per share	0.10	0.05	100.00%	0.21	0.13	61.54%
Performance Ratios:
Return on average equity	12.12%	18.77%		17.01%	17.40%
Return on average assets	0.87%	1.39%		1.24%	1.26%
Net interest rate spread (1)	3.76%	4.20%		3.94%	3.92%
Net interest margin (2)	3.93%	4.46%		4.12%	4.20%
Operating expense to average assets (3)	2.26%	2.58%		2.25%	2.41%
Efficiency ratio (4)	49.04%	48.69%		48.16%	50.49%
Average Balances:
Average shareholders' equity	$42,196	$41,579	1.48%	$43,945	$39,986	9.90%
Average total assets	590,150	560,407	5.31%	600,736	553,233	8.59%
Loan Activity:
Loan originations	$17,471	$21,383	(18.29)%	$69,440	$78,334	(11.35)%
Loan sales—SBA	5,975	2,965	101.52%	17,048	6,356	168.22%
Allowance for Loan Losses Activity:
Allowance at beginning of period	$8,685	$8,529		$8,585	$7,946
Provision for loan losses	50	175		150	425
Net (charge-offs) recoveries:
Charge-offs	—	(166)		—	(166)
Recoveries	—	45		—	378

Total net (charge-offs) recoveries	—	(121)		—	212

Allowance at end of period	$8,735	$8,583		$8,735	$8,583

Annualized net (charge-offs) recoveries to average loans	0.00%	(0.10)%		0.00%	0.06%

	September 30, 2003	June 30, 2003	% Change	September 30, 2003	September 30, 2002	% Change
Balance Sheet Data:
Investment securities, at market	$141,749	$129,194	9.72%	$141,749	$85,225	66.32%
Loans, net of deferred loan costs	437,762	448,819	(2.46)%	437,762	462,195	(5.29)%
Assets	592,278	592,744	(0.08)%	592,278	560,802	5.61%
Deposits	336,034	351,883	(4.50)%	336,034	369,814	(9.13)%
Borrowings	204,030	189,330	7.76%	204,030	138,250	47.58%
Shareholders' equity	43,220	44,084	(1.96)%	43,220	42,893	0.76%

(1)
Net interest rate spread is defined as the yield earned on average total interest-earning assets less the rate paid on average total interest-bearing liabilities.

(2)
Net interest margin is defined as annualized net interest income divided by average total interest-earning assets.

(3)
Operating expense is defined as total non-interest expense less other real estate owned and collection expenses, write-off of deferred issuance costs on trust preferred securities, and merger related costs.

(4)
Efficiency ratio is defined as operating expense divided by the sum of net interest income, loan prepayment and late fee income, gain on sale of SBA 7(a) loans, gain on sale of SBA 504 loans and broker fee income, and other income.

PACIFIC CREST CAPITAL, INC.
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars and shares in thousands, except per share data)
	2003	2002	2003	2002
Interest income:
Loans	$8,047	$9,438	$24,881	$28,321
Securities purchased under resale agreements	14	30	28	151
Investment securities available for sale:
U.S. agency mortgage-backed securities	1,317	977	4,245	2,689
Corporate debt securities	15	39	50	117

Total interest on investment securities	1,332	1,016	4,295	2,806

Total interest income	9,393	10,484	29,204	31,278

Interest expense:
Checking accounts	33	58	124	182
Savings accounts	481	644	1,450	2,014
Certificates of deposit	1,458	2,085	4,653	7,756

Total interest on deposits	1,972	2,787	6,227	9,952

FHLB advances	1,116	611	3,306	1,323
Term borrowings	—	478	—	1,662
Trust preferred securities	606	404	1,729	1,213

Total interest on borrowings	1,722	1,493	5,035	4,198

Total interest expense	3,694	4,280	11,262	14,150

Net interest income	5,699	6,204	17,942	17,128
Provision for loan losses	50	175	150	425

Net interest income after provision for loan losses	5,649	6,029	17,792	16,703

Non-interest income:
Loan prepayment and late fee income	243	227	581	584
Gain on sale of SBA 7(a) loans	424	25	1,281	221
Gain on sale of SBA 504 loans and broker fee income	70	704	302	1,136
Gain (loss) on sale of investment securities	—	(682)	516	(682)
Other income	364	270	912	776

Total non-interest income	1,101	544	3,592	2,035

Non-interest expense:
Salaries and employee benefits	2,174	2,452	6,539	6,722
Net occupancy expenses	425	466	1,313	1,387
Communication and data processing	239	261	748	775
Legal, audit, and other professional fees	219	158	665	337
Other expenses	278	281	857	798

Total operating expense	3,335	3,618	10,122	10,019
Write-off of deferred issuance costs on trust preferred securities	493	—	852	—
Merger related costs	415	—	415	—
Other real estate owned and collection expenses	4	4	4	26

Total non-interest expense	4,247	3,622	11,393	10,045

Income before income taxes	2,503	2,951	9,991	8,693
Income tax provision	1,224	1,000	4,385	3,476

Net income	$1,279	$1,951	$5,606	$5,217

Earnings per share:
Basic	$0.28	$0.40	$1.19	$1.07
Diluted	$0.25	$0.36	$1.06	$0.97
Weighted average shares:
Basic	4,578	4,863	4,709	4,860
Diluted	5,151	5,383	5,265	5,352

	Three Months Ended
(Dollars and shares in thousands, except per share data)	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Interest income:
Loans	$8,047	$8,271	$8,563	$9,084	$9,438
Securities purchased under resale agreements	14	5	9	20	30
Investment securities available for sale:
U.S. agency mortgage-backed securities	1,317	1,668	1,260	924	977
Corporate debt securities	15	16	19	36	39

Total interest on investment securities	1,332	1,684	1,279	960	1,016

Total interest income	9,393	9,960	9,851	10,064	10,484

Interest expense:
Checking accounts	33	43	48	52	58
Savings accounts	481	463	506	563	644
Certificates of deposit	1,458	1,569	1,626	1,847	2,085

Total interest on deposits	1,972	2,075	2,180	2,462	2,787

FHLB advances	1,116	1,135	1,055	869	611
Term borrowings	—	—	—	10	478
Trust preferred securities	606	690	433	404	404

Total interest on borrowings	1,722	1,825	1,488	1,283	1,493

Total interest expense	3,694	3,900	3,668	3,745	4,280

Net interest income	5,699	6,060	6,183	6,319	6,204
Provision for loan losses	50	50	50	46	175

Net interest income after provision for loan losses	5,649	6,010	6,133	6,273	6,029

Non-interest income:
Loan prepayment and late fee income	243	181	157	238	227
Gain on sale of SBA 7(a) loans	424	476	381	—	25
Gain on sale of SBA 504 loans and broker fee income	70	159	73	65	704
Gain (loss) on sale of investment securities	—	496	20	(81)	(682)
Other income	364	267	281	231	270

Total non-interest income	1,101	1,579	912	453	544

Non-interest expense:
Salaries and employee benefits	2,174	2,115	2,250	2,065	2,452
Net occupancy expenses	425	457	431	409	466
Communication and data processing	239	302	207	245	261
Legal, audit, and other professional fees	219	262	184	188	158
Other expenses	278	285	294	287	281

Total operating expense	3,335	3,421	3,366	3,194	3,618
Write-off of deferred issuance costs on trust preferred securities	493	359	—	—	—
Merger related costs	415	—	—	—	—
Other real estate owned and collection expenses	4	—	—	—	4

Total non-interest expense	4,247	3,780	3,366	3,194	3,622

Income before income taxes	2,503	3,809	3,679	3,532	2,951
Income tax provision	1,224	1,611	1,550	1,387	1,000

Net income	$1,279	$2,198	$2,129	$2,145	$1,951

Earnings per share:
Basic	$0.28	$0.47	$0.44	$0.44	$0.40
Diluted	$0.25	$0.42	$0.40	$0.40	$0.36
Weighted average shares:
Basic	4,578	4,697	4,856	4,840	4,863
Diluted	5,151	5,268	5,382	5,371	5,383

PACIFIC CREST CAPITAL, INC.
CONSOLIDATED BALANCE SHEETS

(In thousands)	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)	(Unaudited)
Assets
Cash	$4,096	$4,476	$4,038	$3,199	$3,170
Securities purchased under resale agreements	95	1,196	2,734	7,802	3,220

Cash and cash equivalents	4,191	5,672	6,772	11,001	6,390

U.S. agency mortgage-backed securities	139,784	127,282	130,291	70,516	82,217
Corporate debt securities	1,965	1,912	1,818	2,902	3,008

Total investment securities, at market	141,749	129,194	132,109	73,418	85,225

Unsettled mortgage-backed securities trades	—	—	—	56,672	—

Loans held for investment	422,566	431,574	435,053	432,196	440,012
Loans held for sale	15,386	17,220	21,316	23,734	21,955

Total gross loans	437,952	448,794	456,369	455,930	461,967
Deferred loan (fees) costs	(190)	25	196	197	228
Allowance for loan losses	(8,735)	(8,685)	(8,635)	(8,585)	(8,583)

Total net loans	429,027	440,134	447,930	447,542	453,612

Investment in FHLB stock	9,401	9,574	9,129	6,306	6,025
Deferred income taxes, net	3,236	2,925	3,449	3,596	4,091
Accrued interest receivable	2,387	2,525	2,507	2,353	2,421
Prepaid expenses and other assets	1,367	1,779	2,056	1,749	1,861
Premises and equipment	920	941	1,031	1,107	1,177

Total other assets	17,311	17,744	18,172	15,111	15,575

Total assets	$592,278	$592,744	$604,983	$603,744	$560,802

Liabilities
Non-interest-bearing checking	$4,424	$2,558	$3,122	$2,800	$2,701
Interest-bearing checking	14,454	14,714	13,879	13,214	13,362

Total checking accounts	18,878	17,272	17,001	16,014	16,063
Savings accounts	131,926	134,458	135,287	128,420	132,589
Certificates of deposit	185,230	200,153	208,747	215,062	221,162

Total deposits	336,034	351,883	361,035	359,496	369,814

FHLB advances	174,700	160,000	160,000	120,000	111,000
Term borrowings	—	—	—	—	10,000
Trust preferred securities	29,330	29,330	30,580	17,250	17,250

Total borrowings	204,030	189,330	190,580	137,250	138,250

Accrued interest payable and other liabilities	8,994	7,447	7,286	5,807	9,845
Accounts payable for unsettled securities trades	—	—	—	56,012	—

Total liabilities	549,058	548,660	558,901	558,565	517,909

Shareholders' Equity
Common stock, at par	60	60	60	60	60
Additional paid-in capital	27,309	27,355	27,402	27,471	27,584
Beginning retained earnings	25,628	25,628	25,628	19,140	19,140
Year-to-date earnings	5,606	4,327	2,129	7,362	5,217
Year-to-date dividends	(976)	(521)	(243)	(874)	(632)
Accumulated other comprehensive income	1,303	1,723	1,052	1,296	849
Common stock in treasury, at cost	(15,710)	(14,488)	(9,946)	(9,276)	(9,325)

Total shareholders' equity	43,220	44,084	46,082	45,179	42,893

Total liabilities and shareholders' equity	$592,278	$592,744	$604,983	$603,744	$560,802

PACIFIC CREST CAPITAL, INC.
CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES
(Unaudited)

	Three Months Ended
(Dollars in thousands,)	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Average Interest-Earning Assets:
Loans, net of deferred loan costs	$443,389	$452,383	$458,169	$460,628	$466,822
Securities purchased under resale agreements	5,243	1,650	3,453	6,164	7,324
Investment securities—at amortized cost:
U.S. agency mortgage-backed securities	124,562	142,043	107,832	75,048	73,450
Corporate debt securities	2,283	2,280	2,425	3,456	4,127

Total investment securities	126,845	144,323	110,257	78,504	77,577

Total interest-earning assets	$575,477	$598,356	$571,879	$545,296	$551,723

Average Interest-Bearing Liabilities:
Checking accounts	$17,546	$16,889	$15,856	$16,293	$15,874
Savings accounts	133,980	134,558	131,365	129,787	131,514
Certificates of deposit	192,389	202,469	206,301	219,014	228,005

Total deposits	343,915	353,916	353,522	365,094	375,393

FHLB advances	161,478	173,403	160,148	120,595	87,835
Term borrowings	—	—	—	652	28,261
Trust preferred securities	33,026	35,050	19,028	17,250	17,250

Total borrowings	194,504	208,453	179,176	138,497	133,346

Total interest-bearing liabilities	$538,419	$562,369	$532,698	$503,591	$508,739

Yields on Average Interest-Earning Assets:
Loans, net of deferred loan costs	7.20%	7.33%	7.58%	7.82%	8.02%
Securities purchased under resale agreements	1.06%	1.22%	1.06%	1.29%	1.63%
Investment securities—at amortized cost:
U.S. agency mortgage-backed securities	4.23%	4.70%	4.67%	4.92%	5.32%
Corporate debt securities	2.63%	2.81%	3.13%	4.17%	3.78%

Total investment securities	4.20%	4.67%	4.64%	4.89%	5.24%

Total interest-earning assets	6.48%	6.68%	6.99%	7.32%	7.54%

Rates on Average Interest-Bearing Liabilities:
Checking accounts	0.75%	1.02%	1.23%	1.27%	1.45%
Savings accounts	1.42%	1.38%	1.56%	1.72%	1.94%
Certificates of deposit	3.01%	3.11%	3.20%	3.35%	3.63%

Total deposits	2.27%	2.35%	2.50%	2.68%	2.95%

FHLB advances	2.74%	2.63%	2.67%	2.86%	2.76%
Term borrowings	—	—	—	6.00%	6.62%
Trust preferred securities	7.26%	7.87%	9.10%	9.37%	9.37%

Total borrowings	3.51%	3.51%	3.35%	3.69%	4.43%

Total interest-bearing liabilities	2.72%	2.78%	2.79%	2.95%	3.34%

Net Interest Rate Spread	3.76%	3.90%	4.20%	4.37%	4.20%
Net Interest Margin	3.93%	4.06%	4.38%	4.60%	4.46%

PACIFIC CREST CAPITAL, INC.
SELECTED FINANCIAL DATA
(Unaudited)

	At or For the Three Months Ended
(Dollars and shares in thousands, except per share data)	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Loan Originations:
Income property loans	$8,938	$16,668	$24,965	$19,858	$7,744
Commercial business loans	—	450	—	—	—
SBA business loans:
7(a) loans—guaranteed portion	6,036	3,615	2,161	1,550	8,080
7(a) loans—unguaranteed portion	1,972	1,481	683	476	2,642

Total 7(a) loans	8,008	5,096	2,844	2,026	10,722

504 first lien loans	—	—	205	1,366	1,642
504 second lien loans	525	1,583	158	1,092	1,275

Total 504 loans	525	1,583	363	2,458	2,917

Total SBA business loans	8,533	6,679	3,207	4,484	13,639

Total loan originations	$17,471	$23,797	$28,172	$24,342	$21,383

Loan Sales:
SBA 7(a) loans—guaranteed portion	$5,975	$5,745	$3,946	$—	$320
SBA 504 first lien loans	—	685	697	—	2,645

Total SBA loan sales	$5,975	$6,430	$4,643	$—	$2,965

Performance Ratios:
Return on average equity	12.12%	19.86%	18.75%	19.94%	18.77%
Return on average assets	0.87%	1.43%	1.42%	1.51%	1.39%
Net interest rate spread (1)	3.76%	3.90%	4.20%	4.37%	4.20%
Net interest margin (2)	3.93%	4.06%	4.38%	4.60%	4.46%
Operating expense to average assets (3)	2.26%	2.23%	2.25%	2.25%	2.58%
Efficiency ratio (4)	49.04%	47.89%	47.58%	46.61%	48.69%
Average Balances:
Average shareholders' equity	$42,196	$44,265	$45,411	$43,025	$41,579
Average total assets	590,150	613,410	598,743	567,081	560,407
Per Common Share Data:
Cash dividends per share	$0.10	$0.06	$0.05	$0.05	$0.05
Book value per share	9.49	9.57	9.54	9.31	8.87
Average cost per share of repurchases in quarter	21.20	19.31	16.82	15.63	14.89
Stock Outstanding (in thousands):
Common stock issued at beginning of quarter	5,973	5,973	5,973	5,973	5,973

Treasury stock held at beginning of quarter	(1,368)	(1,143)	(1,119)	(1,135)	(1,102)
Repurchases	(63)	(246)	(55)	(10)	(51)
Issuances (5)	10	21	31	26	18

Treasury stock held at end of quarter	(1,421)	(1,368)	(1,143)	(1,119)	(1,135)

Common stock outstanding at end of quarter	4,552	4,605	4,830	4,854	4,838

(1)
Net interest rate spread is defined as the yield earned on average total interest-earning assets less the rate paid on average total interest-bearing liabilities.

(2)
Net interest margin is defined as annualized net interest income divided by average total interest-earning assets.

(3)
Operating expense is defined as total non-interest expense less other real estate owned and collection expenses, write-off of deferred issuance costs on trust preferred securities, and merger related costs.

(4)
Efficiency ratio is defined as operating expense divided by the sum of net interest income, loan prepayment and late fee income, gain on sale of SBA 7(a) loans, gain on sale of SBA 504 loans and broker fee income, and other income.

(5)
Issuances of treasury stock primarily for exercises of employee stock options.

	At or For the Three Months Ended
(Dollars in thousands)	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Non-Performing Assets:
Non-accrual loans	$794	$1,280	$316	$—	$—
Other real estate owned (OREO)	—	—	—	—	—

Total non-performing assets	$794	$1,280	$316	$—	$—

Allowance for Loan Losses Activity:
Allowance at beginning of quarter	$8,685	$8,635	$8,585	$8,583	$8,529
Provision for loan losses	50	50	50	46	175
Net (charge-offs) recoveries:
Charge-offs	—	—	—	(44)	(166)
Recoveries	—	—	—	—	45

Total net (charge-offs) recoveries	—	—	—	(44)	(121)

Allowance at end of quarter	$8,735	$8,685	$8,635	$8,585	$8,583

Asset Quality Ratios:
Non-accrual loans to total loans	0.18%	0.29%	0.07%	0.00%	0.00%
Total non-performing assets to total assets	0.13%	0.22%	0.05%	0.00%	0.00%
Allowance for loan losses to total loans	2.00%	1.94%	1.89%	1.88%	1.86%
Allowance for loan losses to non-accrual loans	1100.13%	678.52%	2732.59%	NM	NM
Annualized net (charge-offs) recoveries to average loans	0.00%	0.00%	0.00%	(0.04)%	(0.10)%
Loans Held for Sale:
SBA 7(a) loans—guaranteed portion	$13,487	$15,317	$18,713	$20,621	$20,172
SBA 504 first lien loans	1,899	1,903	2,603	3,113	1,783

Total loans held for sale	$15,386	$17,220	$21,316	$23,734	$21,955

Loans:
Income property loans
Non-residential real estate loans	$377,516	$387,195	$391,059	$386,691	$393,445
Multi-family residential loans	21,388	21,729	23,257	24,535	25,384

Total income property loans	398,904	408,924	414,316	411,226	418,829

SBA business loans
7(a) loans—guaranteed portion	14,159	15,995	19,398	21,314	21,012
7(a) loans—unguaranteed portion	12,957	11,857	11,408	10,969	11,103

Total 7(a) loans	27,116	27,852	30,806	32,283	32,115

504 first lien loans	1,899	1,903	2,603	3,113	1,783
504 second lien loans	2,458	2,566	1,541	1,886	2,305

Total 504 loans	4,357	4,469	4,144	4,999	4,088

Total SBA business loans	31,473	32,321	34,950	37,282	36,203

Other loans
Commercial business/other loans	7,575	7,549	7,103	7,127	6,638
Single-family residential loans	—	—	—	295	297

Total other loans	7,575	7,549	7,103	7,422	6,935

Total gross loans	437,952	448,794	456,369	455,930	461,967
Deferred loan (fees) costs	(190)	25	196	197	228

Total loans, net of deferred loan (fees) costs	$437,762	$448,819	$456,565	$456,127	$462,195

	At or For the Three Months Ended
(Dollars in thousands)	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Regulatory Capital Ratios (1):
Pacific Crest Capital, Inc.
Tier 1 leverage ratio	9.47%	9.23%	10.04%	10.33%	10.01%
Tier 1 risk-based capital ratio	13.13%	12.96%	13.63%	13.31%	12.59%
Total risk-based capital ratio	18.00%	17.71%	18.42%	15.17%	14.57%
Pacific Crest Bank
Tier 1 leverage ratio	10.58%	9.87%	9.79%	10.05%	9.86%
Tier 1 risk-based capital ratio	14.53%	13.84%	13.25%	12.91%	12.37%
Total risk-based capital ratio	15.79%	15.10%	14.51%	14.17%	13.63%
Regulatory Capital Data:
Pacific Crest Capital, Inc.
Tier 1 capital	$55,844	$56,444	$60,011	$58,511	$56,030
Total risk-based capital	76,559	77,140	81,125	66,666	64,866
Average total assets	589,641	611,712	597,423	566,454	559,997
Risk-weighted assets	425,217	435,658	440,411	439,570	445,096
Pacific Crest Bank
Tier 1 capital	$61,751	$60,192	$58,126	$56,517	$54,826
Total risk-based capital	67,106	65,668	63,650	62,028	60,405
Average total assets	583,473	609,986	593,460	562,627	556,005
Risk-weighted assets	425,005	434,888	438,755	437,787	443,254

(1)
The minimum federal regulatory capital adequacy requirements are 4.00% Tier 1 leverage, 4.00% Tier 1 risk-based capital, and 8.00% total risk-based capital. The minimum federal regulatory requirements to be deemed "well capitalized" are 5.00% Tier 1 leverage, 6.00% Tier 1 risk-based capital, and 10.00% total risk-based capital.

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PACIFIC CREST CAPITAL, INC. PRO FORMA RECONCILIATIONS (Unaudited)
PACIFIC CREST CAPITAL, INC. SELECTED FINANCIAL DATA (Unaudited)
PACIFIC CREST CAPITAL, INC. CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
PACIFIC CREST CAPITAL, INC. CONSOLIDATED BALANCE SHEETS
PACIFIC CREST CAPITAL, INC. CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES (Unaudited)
PACIFIC CREST CAPITAL, INC. SELECTED FINANCIAL DATA (Unaudited)